Statutory reserves	12 Months Ended
Jun. 30, 2012
Statutory Reserves [Abstract]
Statutory Reserves [Text Block]
22.	Statutory reserves

The Group's subsidiaries incorporated in the PRC are required to make appropriations of retained earnings set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations ("PRC GAAP") to statutory surplus reserve and statutory public welfare fund whenever dividends are declared by these PRC subsidiaries.

The statutory surplus reserve can be used to increase the registered capital and eliminate future losses of the companies. It cannot be distributed to shareholders except in the event of a solvent liquidation of the companies. The Group's subsidiaries are required to appropriate 10% of their profit after income tax calculated in accordance with the PRC accounting standard and system to the statutory surplus reserve until the balance reaches 50% of their respective registered capital, where further appropriation, will be at their directors' recommendation. The statutory surplus reserve balance as of June 30, 2011 and 2012, were RMB1,028,031 and RMB1,226,074 (US$192,991), respectively.

The statutory welfare public reserve can only be used for the collective benefits and facilities of the employees. The Group's subsidiaries are required to appropriate certain of their profit after income tax calculated in accordance with the PRC accounting standard and system to the statutory welfare public reserve. The percentage of appropriation will be at their directors' recommendation. No appropriation was made during the report periods.

These reserves represents appropriations of retained earnings determined according to PRC law and may not be distributable.

In addition to these reserves, the registered capital of the Company's PRC subsidiaries are also restricted. The total amount of the restricted capital and reserves as of June 30, 2011 and 2012 amounted to RMB494,127,942 and RMB583,717,842 (US$91,880,677), respectively.